Exhibit 99.1
July 16, 2007	For immediate release
Park National Corporation reports second quarter 2007
earnings and declares cash dividend
Board also grants extension of stock repurchase authorization
NEWARK, Ohio — Park National Corporation (Park) (AMEX:PRK) today reported net income for the second quarter of 2007 totaled $23.5 million, 1.6 percent less than the $23.9 million reported for the same period in 2006. Diluted earnings per share for the second quarter of 2007 were $1.62, a 4.7 percent decrease from 2006’s second quarter diluted earnings per share of $1.70. These second quarter results include the operations of Vision Bank of Gulf Shores, Alabama and Vision Bank of Panama City, Florida, which became subsidiaries of Park on March 9, 2007.
Results from the first half of 2007 reflect a net income of $44.6 million, a 6.5 percent decrease compared to $47.7 million for the first half of 2006. Diluted earnings per share for the first half of 2007 were $3.11, 8.3 percent less than diluted earnings per share of $3.39 for the first six months in 2006. These figures include the Vision Banks’ operations from March 9, 2007 through June 30, 2007.
The provision for loan losses was $2.9 million for the second quarter of 2007 and $5.1 million for the first half of 2007 compared to $1.5 million for the second quarter and first half of 2006. The increases in the loan loss provision for the three- and six-month periods ended June 30, 2007 (compared to the same periods in 2006) were due to similar increases in net loan charge-offs for both periods in 2007. Park’s net charge-off to loans ratio was 0.26 percent for the six months ended June 30, 2007. This ratio was 0.28 percent for the second quarter of 2007. Both ratios are below Park’s past five-year annual average of 0.30 percent.
Park announced the declaration of a regular cash dividend of $.93 per share, which will be paid on September 7, 2007 to shareholders of record on August 21, 2007.
The Park board of directors also authorized management to purchase up to an aggregate of 1 million additional common shares over the three-year period ending July 15, 2010 in open market purchases or through privately negotiated transactions, to be held as treasury shares for general corporate purposes. This authorization is in addition to the previous authorization that continues to be in effect.
On November 21, 2005, the Park board authorized management to purchase up to an aggregate of 1 million common shares for general corporate purposes over the three-year period ending November 20, 2008. Park purchased 807,826 common shares under this authorization and 192,174 common shares remain authorized for repurchase as of July 16, 2007. Park has purchased 470,006 common shares under this authorization in 2007.
Headquartered in Newark, Ohio, Park holds $6.244 billion in assets (based on asset totals as of June 30, 2007). Park and its subsidiaries consist of 14 community banking divisions, 12 of which are based in Ohio, 1 in Alabama and 1 in Florida, and 2 specialty finance companies. Park operates 151 offices through the following organizations: The Park National Bank, The Park National Bank of Southwest Ohio & Northern Kentucky Division, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank of Mount Vernon, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Vision Bank of Gulf Shores, Alabama, Vision Bank of Panama City, Florida, Scope Leasing, Inc., and Guardian Financial Services Company.
Media contacts: Bethany White, Communication Specialist, 740.349.3754 or John Kozak, Chief Financial Officer, 740.349.3792
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Complete financial tables are listed below...
PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
JUNE 30, 2007
INCOME STATEMENT

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30,			JUNE 30,
			PERCENT			PERCENT
	2007	2006	CHANGE	2007	2006	CHANGE
NET INTEREST INCOME	$60,410	$53,822	12.24%	$115,308	$107,241	7.52%

PROVISION FOR LOAN LOSSES	2,881	1,467	96.39%	5,086	1,467	246.69%

OTHER INCOME	18,462	16,328	13.07%	34,636	31,721	9.19%

GAIN (LOSS) ON SALE OF SECURITIES	0	0	—	0	0	—

OTHER EXPENSE	42,480	34,856	21.87%	81,789	69,868	17.06%

INCOME BEFORE TAXES	33,511	33,827	-0.93%	63,069	67,627	-6.74%

NET INCOME	23,510	23,886	-1.57%	44,573	47,693	-6.54%

NET INCOME PER SHARE-BASIC	1.62	1.71	-5.26%	3.11	3.41	-8.80%

NET INCOME PER SHARE-DILUTED	1.62	1.70	-4.71%	3.11	3.39	-8.26%

CASH DIVIDENDS PER SHARE	0.93	0.92	1.09%	1.86	1.84	1.09%

RATIOS AND OTHER INFORMATION

RETURN ON AVERAGE ASSETS	1.51%	1.78%	—	1.51%	1.78%	—

RETURN ON AVERAGE EQUITY	14.73%	17.89%	—	14.66%	17.77%	—
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30,			JUNE 30,
			PERCENT			PERCENT
	2007	2006	CHANGE	2007	2006	CHANGE
YIELD ON EARNING ASSETS	7.33%	6.76%	—	7.22%	6.67%	—

COST OF PAYING LIABILITIES	3.55%	2.89%	—	3.46%	2.78%	—

NET INTEREST MARGIN	4.32%	4.38%	—	4.31%	4.38%	—

EFFICIENCY RATIO	53.55%	49.26%	—	54.21%	49.87%	—

NET LOAN CHARGE-OFFS	$2,815	$1,464	—	$5,015	$1,463	—

NET CHARGE-OFFS AS A PERCENT OF LOANS	0.28%	0.18%	—	0.26%	0.09%	—

BALANCE SHEET
     AT JUNE 30,

			PERCENT
	2007	2006	CHANGE
INVESTMENTS	$1,497,639	$1,557,944	-3.87%

LOANS	4,125,487	3,368,095	22.49%

LOAN LOSS RESERVE	79,905	69,698	14.64%

GOODWILL AND OTHER INTANGIBLES	198,023	67,914	191.58%

TOTAL ASSETS	6,243,566	5,412,447	15.36%

DEPOSITS	4,540,448	3,849,076	17.96%

BORROWINGS	1,013,120	952,265	6.39%

EQUITY	627,391	539,479	16.30%

BOOK VALUE PER SHARE	43.81	38.72	13.15%

NONPERFORMING LOANS	38,754	23,087	67.86%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

			PERCENT
	2007	2006	CHANGE
NONPERFORMING ASSETS	45,935	26,547	73.03%

PAST DUE 90 DAY LOANS	4,391	6,011	-26.95%

RATIOS

LOANS/ASSETS	66.08%	62.23%	—

NONPERFORMING LOANS/LOANS	0.94%	0.69%	—

PAST DUE 90 DAY LOANS/LOANS	0.11%	0.18%	—

LOAN LOSS RESERVE/LOANS	1.94%	2.07%	—

EQUITY/ASSETS	10.05%	9.97%	—

PARK NATIONAL CORPORATION
     Consolidated Statements of Income
     (dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Interest income:
Interest and fees on loans	$83,479	$63,215	$154,661	$123,148

Interest on:
Obligations of U.S.
Government, its agencies and other securities	18,278	19,038	36,825	38,602

Obligations of states and political subdivisions	782	945	1,595	1,922

Other interest income	286	100	580	222

Total interest income	102,825	83,298	193,661	163,894

Interest expense:
Interest on deposits:
Demand and savings deposits	10,530	6,244	18,627	11,248

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Time deposits	21,228	13,398	38,809	25,714

Interest on borrowings	10,657	9,834	20,917	19,691

Total interest expense	42,415	29,476	78,353	56,653

Net interest income	60,410	53,822	115,308	107,241

Provision for loan losses	2,881	1,467	5,086	1,467

Net interest income after provision for loan losses	57,529	52,355	110,222	105,774

Other income	18,462	16,328	34,636	31,721

Gain (loss) on sale of securities	—	—	—	—

Other expense:
Salaries and employee benefits	24,168	19,520	46,628	39,566

Occupancy expense	2,775	2,182	5,313	4,444

Furniture and equipment expense	1,524	1,355	2,916	2,691

Other expense	14,013	11,799	26,932	23,167

Total other expense	42,480	34,856	81,789	69,868

Income before federal income taxes	33,511	33,827	63,069	67,627

Income taxes	10,001	9,941	18,496	19,934

Net income	$23,510	$23,886	$44,573	$47,693

Per Share:
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Net income — basic	$1.62	$1.71	$3.11	$3.41

Net income — diluted	$1.62	$1.70	$3.11	$3.39

Weighted average shares — basic	14,506,926	13,977,432	14,314,129	14,005,896

Weighted average shares — diluted	14,507,895	14,010,407	14,323,206	14,053,151

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	June 30,
	2007	2006
Assets

Cash and due from banks	$167,755	$170,603

Money market instruments	16,010	25,091

Interest bearing deposits	1	1

Investment securities	1,497,639	1,557,944

Loans (net of unearned interest)	4,125,487	3,368,095

Allowance for possible loan losses	79,905	69,698

Loans, net	4,045,582	3,298,397

Bank premises and equipment, net	64,352	47,080

Other assets	452,227	313,331

Total assets	$6,243,566	$5,412,447

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$705,802	$685,545

Interest bearing	3,834,646	3,163,531

Total deposits	4,540,448	3,849,076

Borrowings	1,013,120	952,265

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

	June 30,
	2007	2006
Other liabilities	62,607	71,627

Total liabilities	5,616,175	4,872,968

Stockholders’ Equity:
Common stock (No par value; 20,000,000 shares authorized in 2007 and 2006; 16,151,230 shares issued in 2007 and 15,272,258 in 2006)	300,322	208,404

Accumulated other comprehensive income (loss), net of taxes	(31,933)	(34,048)

Retained earnings	537,653	498,834

Treasury stock (1,831,164 shares in 2007 and 1,339,709 shares in 2006)	(178,651)	(133,711)

Total stockholders’ equity	627,391	539,479

Total liabilities and stockholders’ equity	$6,243,566	$5,412,447

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Assets

Cash and due from banks	$157,861	$141,915	$154,337	$143,427

Money market instruments	20,497	7,419	21,938	8,239

Interest bearing deposits	1	39	1	169

Investment securities	1,516,007	1,590,384	1,526,279	1,627,365

Loans (net of unearned interest)	4,094,718	3,337,351	3,864,223	3,324,534

Allowance for possible loan losses	79,213	70,137	76,210	70,528

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Loans, net	4,015,505	3,267,214	3,788,013	3,254,006

Bank premises and equipment, net	64,683	46,886	57,376	46,942

Other assets	452,715	321,386	403,247	315,008

Total assets	$6,227,269	$5,375,243	$5,951,191	$5,395,156

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$714,462	$668,365	$685,772	$661,312

Interest bearing	3,815,458	3,160,283	3,597,186	3,143,537

Total deposits	4,529,920	3,828,648	4,282,958	3,804,849

Borrowings	975,001	933,596	969,424	966,797

Other liabilities	82,046	77,383	85,656	82,224

Total liabilities	5,586,967	4,839,627	5,338,038	4,853,870

Stockholders’ Equity:
Common stock	300,323	208,404	268,592	208,398

Accumulated other comprehensive income (loss), net of taxes	(22,023)	(28,531)	(22,414)	(20,526)

Retained earnings	524,305	484,987	520,001	479,549

Treasury stock	(162,303)	(129,244)	(153,026)	(126,135)

Total stockholders’ equity	640,302	535,616	613,153	541,286

Total liabilities and stockholders’ equity	$6,227,269	$5,375,243	$5,951,191	$5,395,156

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Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com